11. Employee and Director Benefit Programs (Details 2) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Employee And Director Benefit Programs Details 2
Service cost	$ 346	$ 334	$ 348
Interest cost	67	65	67
Net periodic cost	$ 413	$ 399	$ 415
Weighted average discount rate assumption used to determine benefit obligation	5.47%	5.47%	5.47%